RECIPROCAL TRADE AGREEMENT CONTRACT

Division                    Date Prepared 5/10/02         Approved ___________

1.     This Agreement is Between:

Station:  WIDU/WFMO/WAGR./WEWO
          PO BOX 2247
          Fayetteville, NC 28302

AND

Company:  New Dynamic Media, Inc.
          4809 Northwest 19th Street
          Coconut Creek, FL  33063
Contact:  Garland E. Harris, President

2. WIDU/WFMO/WAGR./WEWO Agrees To Furnish To New Dynamic Media, Inc. $500,000(WIDU-$250,000; WFMO-$100,000; WEWO 75,000; WAGR-$75,000) In Broadcast
Time (Subject to Station Policy) To Be Entirely Run Between 5/10/02 and 5/9/06. New Dynamic Media, Inc. Agrees to Furnish To WIDU/WFMO/WAGR./WEWO $500,000 In Stock Shares As Shown Below:

     Note: If sold out will be moved to next available day same day part unless approved different time slot. All advertising to be placed through Sam Floyd. Must be advertising that has not been on station for one year.

3.     Minimum to be run each month     $
4.     Maximum to be run each month     $
5.     Broadcast time to be charged          $

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Value Received In Materials or Services Will Be
              Determined By

___  Catalog               _X_ Invoice (Stock)

_X_ Rate Card              ___ Other _________
                                Specify
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6.     See Reverse Side for Terms and Conditions.

7.     Contacts For Broadcast Time

8.     ____________________________     __________________________________
      (Individual Represent Station)   (Individual Representing Advertiser)

9.     Contacts For Materials and Services.

10.    ____________________________     __________________________________
      (Individual Represent Station)   (Individual Representing Advertiser)

11. Remarks: Insert Here The Names Of An Advisor That The Buyer Is Representing As Agent, Who Have Made Prior Commitments To The Buyer For the Use Of This Time.

WIDU-$50,000 Shares       WFMO-$20,000 Shares             WAGR-$15,000 Shares
WEWO-$15,000 Shares       WES COOKMAN-$200,000 Shares     GREG P. FLOYD
                                                          -150,000 Shares
SAMMY E. FLOYD, JR.       HELEN F. FLOYD-$25,000 Shares   SAM E.-$25,000Shares
FLOYD-$320,000 Shares
HELEN F. FLOYD            RAYMOND WINTER-$10,000 Shares   MICHELLE WINTER
-$10,000 Shares                                           -$10,000 Shares
KAREN WINTER              RAYMOND WINTER, JR-$10,000
-$10,000 Shares